UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

[X] Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) July 10, 2002

Commission File Number: 0-16718

Northland Cable Properties Seven Limited Partnership

(Exact Name of Registrant as Specified in Charter)

Washington	91-1366564

(State of Organization)	(I.R.S. Employer Identification No.)

1201 Third Avenue, Suite 3600, Seattle, Washington	98101

(Address of Principal Executive Offices)	(Zip Code)

(206) 623-1351

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [X] No [   ]

This filing contains 2 pages. Exhibits index appears on page 1.

ITEM 4. Changes in Registrant’s Certifying Accountant
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES

ITEM 4. Changes in Registrant’s Certifying Accountant

On July 10, 2002, the Board of Directors of the Managing General Partner of Northland Cable Properties Seven Limited Partnership (the “Partnership”) approved the dismissal of Arthur Andersen LLP (“Arthur Andersen”) as the Partnership’s independent auditors and the appointment of KPMG LLP (“KPMG”) to serve as the Partnership’s independent auditors.

Arthur Andersen’s reports on the Partnership’s financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Partnership’s financial statements for such years. Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Partnership has provided Arthur Andersen with a copy of the foregoing disclosures and has requested Arthur Andersen to furnish the Partnership with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. The Partnership will file such letter by an amendment to this Form 8-K once received from Arthur Andersen.

During the years ended December 31, 2001 and 2000 and through the date hereof, the Partnership did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

Exhibit 16***	Letter from Arthur Andersen LLP regarding change in certifying accountant

***	To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

BY:	Northland Communications Corporation, Managing General Partner

Dated: 7-15-02	BY:	/s/	RICHARD I. CLARK Richard I. Clark (Executive Vice President/Treasurer)

Dated: 7-15-02	BY:	/s/	GARY S. JONES Gary S. Jones (President)